THE GLOBAL IPO FUND

A SERIES OF RENAISSANCE CAPITAL GREENWICH FUNDS

Symbol: IPOSX

Summary Prospectus

January 31, 2014

Before you invest, you may want to review The Global IPO Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The Fund’s prospectus and Statement of Additional Information, both dated January 31, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.renaissancecapital.com/prospectus.  You can also get this information at no cost by calling 1-888-IPO-FUND or by sending an email request to renaissance@renaissancecapital.com.

Investment Objective

The Fund, a series of the Renaissance Capital Greenwich Funds (the “Trust”), seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.72%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	3.48%
Fee Waiver and/or Expense Reimbursement[2]	(0.98)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.50%

(1)  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  Pursuant to an Expense Limitation Agreement and Advisory Fee Waiver Agreement (the “Expense Agreement”), the Fund's Adviser has contractually agreed to waive or limit its management fees and to reimburse expenses, exclusive of any redemption fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, such that the total annual operating expenses for the Fund do not exceed 2.49% of annual average daily net assets.  The Expense Agreement remains in effect until January 31, 2015, subject to recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.  The Agreement may be terminated by the Fund's Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$253	$977	$1,724	$3,692

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, will affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 142% of the average value of its portfolio.

Principal Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of the common stocks, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITS”) and master limited partnerships (“MLPs”) (together “securities”), without regard to their market capitalization, of newly listed initial public offerings of domestic and foreign companies (“IPOs”) that trade on a U.S. exchange. Securities may be purchased at the time of the offering or in post-IPO trading.  More recently, a larger percentage of IPOs are in information technology companies which may, from time to time represent the largest sector in the Fund.

The Adviser uses its pre-IPO fundamental analysis and global IPO market analytics to select securities for the portfolio.   The Fund will purchase IPOs at the time of their initial offering and, thereafter, in post-IPO trading.  Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading.  The Fund will limit post-IPO investments to those IPOs that have the following characteristics: (i) limited research; (ii) unseasoned trading, i.e., generally less than a three year trading history; (iii) limited float; (iv) limited public ownership; (v) limited operating history; (vi) are relatively unknown in the U.S. or foreign capital markets and (vii) are underrepresented in core equity benchmark indices. These characteristics distinguish these companies from established companies that trade in the broader stock market.

Securities may be held in the portfolio as long as they have the characteristics set forth above. Generally, securities may be held in the portfolio for up to three years after their initial offering.  The Fund is not required to sell a security that qualified as an IPO at the time it was purchased after the end of the three year period, and these IPO securities will continue to be included in the 80% basket for purposes of complying with Rule 35(d)(1) of the 1940 Act.

The Fund will invest without limitation in the securities of foreign issuers; specifically ADRS that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange.  ADRs are economically tied to investing in countries outside of the U.S. Foreign investments involve certain risks not generally associated with investments in securities of U.S. issuers.  The Fund also may lend securities to broker-dealers, banks and other institutions.

The Fund also may purchase and sell portfolio securities without regard to the length of time held when, in the opinion of the Adviser investment considerations warrant such action, which may have the effect of increasing the Fund’s portfolio turnover rate in excess of 100%.

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses.  An investment in the Fund involves a substantial degree of risk.  Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in IPOs.  The Fund invests in IPOs at the time of the initial offering and in post-IPO trading.  The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage.  IPOs are thus often subject to extreme price volatility and speculative trading.  Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading.  These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund.  The price of stocks included in the Fund may not continue to appreciate.  In addition, IPOs share similar illiquidity risks of private equity and venture capital.  The free float shares held by the public in an IPO are typically a small percentage of the market capitalization.  The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Information Technology Risk.  Information technology companies frequently represent the largest sector in the Fund.  Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Small and Mid-Capitalization Company Risk.  The Fund invests in small and mid-capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.  Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Depositary Receipt Risk.  The Fund may hold the securities of non-U.S. companies in the form of ADRs.  ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange.  Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights.  The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.  The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar.  As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio.  In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

REIT Risk.  Investments in securities of real estate companies involve risks.  These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.  In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.  The value of a REIT can depend on the structure of and cash flow generated by the REIT.  In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders.  As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.  In addition, REITs are subject to certain provisions under federal tax law.  The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Master Limited Partnership (“MLPs”) Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock.  Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of MLPs.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Non-U.S. Issuer Risk.  Certain companies in which the Fund may invest may be non-U.S. issuers..  These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

Equity Securities Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests.  Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments.  In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk.  The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value.  An investment in the Fund may lose money.

Securities Lending Risk.  The Fund may engage in securities lending.  Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all.  The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral.  These events could also trigger adverse tax consequences for the Fund.

Portfolio Turnover Risk.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.  These costs, which are not reflected in annual fund operating expenses or in the Example, will affect the Fund's performance.

Performance

The bar chart that follows shows how the Fund’s performance has varied from year to year. The table below the bar chart shows the  Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the performance of the  Fund over time to the performance of a broad-based market index and two supplemental indices. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Global IPO Fund’s Best Quarter	1st Quarter 2012	20.72%
Global IPO Fund’s Worst Quarter	3rd Quarter 2011	-25.81%

 Global IPO Fund Average Annual Total Returns

for periods ended December 31, 2013:

	One-Year	Five-Year	Ten Year
Return Before Taxes	51.74%	10.88%	4.42%
Return After Taxes on Distributions(1)	51.74%	10.88%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares(1)	29.29%	8.66%	3.51%
S&P 500 Index	32.39%	17.94%	7.41%
Russell 3000 Index	33.55%	18.71%	7.88%
FTSE Renaissance US IPO Capped Index(2)	50.09%	21.4%	28.8%
FTSE Renaissance Global IPO Capped Index(2)	30.12%	21.3%	N/A

(1)

After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Returns are based on total return index values.

Investment Adviser

Renaissance Capital, LLC (the “Adviser”) is the Fund’s investment adviser.

Portfolio Manager

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Linda R. Killian	Portfolio Manager	1997
William K. Smith	Head Trader	1997

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $5,000 for regular accounts and $2,500 for retirement accounts, and $1,000 when establishing an automatic investment plan.  Additional investments are $100. You may purchase and redeem Shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information

Dividends from net investment income and net realized capital gains when received from the Fund will automatically be reinvested in full and fractional Shares of the Fund and will be calculated to the nearest 1000th of a share. Any dividends and capital gain distributions that you receive in the form of Fund Shares are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  Dividends and capital gains on Fund shares invested in a tax-deferred account will be taxed when withdrawn from the tax-deferred account.  No ordinary income or capital gain distributions will be paid to shareholders in cash.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.